Exhibit 99.4

Unaudited Pro Forma Condensed Combined Financial Information

Unaudited Pro Forma Information

The following presents certain unaudited pro forma condensed combined statements of operations for the quarter-to-date and year-to-date periods ending September 30, 2023 and December 31, 2023, and for the quarter to date period ending September 30, 2024. The pro forma financial information is based upon the combined historical financial statements of Alaska Air Group, Inc., ("Air Group") and Hawaiian Holdings, Inc., (“Hawaiian”), after giving effect to Air Group’s purchase of all the issued and outstanding shares of Hawaiian by means of a merger (the “Merger”). The combined pro forma information includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the merger as if it had occurred on January 1, 2023, the beginning of the earliest period presented.
Following Air Group's acquisition of Hawaiian on September 18, 2024, 13 days of Hawaiian's results were incorporated into the combined companies financial reporting. Management believes pro forma combined operating results for prior periods are useful for the purpose of comparing our actual or expected future operating results, as it provides a relevant baseline for identifying trends in the overall operating performance of our business. Management also believes the recalculation of certain operating statistics, unit metrics and certain non-GAAP measures on a pro forma basis to be useful in review of operating results.
"Other Adjustments" in the unaudited pro forma combined statements of operations reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon estimates of fair values. These adjustments are provisional and subject to further adjustment up to September 18, 2025 as additional information becomes available, additional analyses are performed and as warranted by changes in current conditions and future expectations. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the unaudited pro forma condensed combined financial information and the Combined Company’s future results of operations.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. Such information is not necessarily indicative of the operating results or financial position that actually would have been achieved if the Merger had been consummated on the dates indicated or that the Combined Company may achieve in future periods. Specifically, the unaudited pro forma condensed combined financial information does not include any projected synergies expected to be achieved as a result of the Merger or any associated costs that may be incurred to achieve any projected synergies. The unaudited pro forma condensed combined financial information also exclude the costs associated with any integration activities that may result from the Merger.

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended September 30, 2023

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,618	$665	$—	$—		$3,283
Mileage Plan other revenue	159	—	31	—		190
Cargo and other revenue	62	63	(32)	—		93
Total Operating Revenue	2,839	728	(1)	—		3,566
Non-fuel operating expense	1,934	583	(2)	9	(a)	2,524
Fuel Expense	694	200	8	—		902
Total Operating Expenses	2,628	783	6	9		3,426
Operating Income / (Loss)	211	(55)	(7)	(9)		140
Non-operating Income (Expense)	(18)	(6)	6	3	(b)	(15)
Income (Loss) Before Income Tax	193	(61)	(1)	(6)		125
Income tax expense / (benefit)	54	(12)	—	(2)	(c)	40
Net Income (Loss)	139	(49)	(1)	(4)		85

RPMs (000,000) "traffic"	15,718	4,451				20,169
ASMs (000,000) "capacity"	18,582	5,169				23,751
Load Factor	84.6%	86.1%				84.9%
RASM	15.28 ¢	14.08 ¢				15.01 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,934	$583	$(2)	$9		$2,524
Less the following components:
Freighter costs	12	—	—	—		12
Special items - operating	156	—	—	—		156
Total non-fuel operating expenses, excluding freighter costs and special items	$1,766	$583	$(2)	$9		$2,356
CASMex	9.50 ¢	11.27 ¢				9.92 ¢

Adjusted Pretax Income
Income before income tax	$193	$(61)	$(1)	$(6)		$125
Adjusted for:
Mark-to-market fuel hedge adjustment	(35)	(7)	—	—		(42)
Special items - operating	156	—	—	—		156
Special items - net non-operating	8	(1)	—	—		7
Adjusted income before income tax	$322	$(69)	$(1)	$(6)		$246

Pretax margin	6.8%	(8.4)%				3.5%
Adjusted pretax margin	11.4%	(9.5)%				7.0%

Adjusted Net Income
Net Income (Loss)	$139	$(49)	$(1)	$(4)		$85
Adjusted for:
Mark-to-market fuel hedge adjustments	(35)	(7)	—	—		(42)
Special items - operating	156	—	—	—		156
Special items - net non-operating	8	(1)	—	—		7
Income tax effect of reconciling items above	(31)	2	—	—		(29)
Adjusted Net Income (Loss)	$237	$(55)	$(1)	$(4)		$177

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended December 31, 2023

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,326	$602	$—	$—		$2,928
Mileage Plan other revenue	165	—	31	—		$196
Cargo and other revenue	62	67	(32)	—		$97
Total Operating Revenue	2,553	669	(1)	—		3,221
Non-fuel operating expense	1,812	579	(13)	9	(a)	2,387
Fuel Expense	709	202	8	—		919
Total Operating Expenses	2,521	781	(5)	9		3,306
Operating Income / (Loss)	32	(112)	4	(9)		(85)
Non-operating Income (Expense)	(28)	(15)	6	3	(b)	(34)
Income (Loss) Before Income Tax	4	(127)	10	(6)		(119)
Income tax expense / (benefit)	6	(26)	—	(2)	(c)	(22)
Net Income (Loss)	(2)	(101)	10	(4)		(97)

RPMs (000,000) "traffic"	14,153	4,221				18,374
ASMs (000,000) "capacity"	17,077	5,104				22,181
Load Factor	82.9%	82.7%				82.8%
RASM	14.95 ¢	13.11 ¢				14.52 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$1,812	$579	$(13)	$9		$2,387
Less the following components:
Freighter costs	15	—	—	—		15
Special items - operating	37	(22)	—	—		15
Total non-fuel operating expenses, excluding freighter costs and special items	$1,760	$601	$(13)	$9		$2,357
CASMex	10.31 ¢	11.77 ¢				10.63 ¢

Adjusted Pretax Income
Income before income tax	$4	$(127)	$10	$(6)		$(119)
Adjusted for:
Mark-to-market fuel hedge adjustment	12	4	—	—		16
Special items - operating	37	(22)	—	—		15
Special items - net non-operating	4	(9)	—	—		(5)
Adjusted income before income tax	$57	$(154)	$10	$(6)		$(93)

Pretax margin	0.2%	(19.0)%				(3.7)%
Adjusted pretax margin	2.2%	(22.9)%				(2.8)%

Adjusted Net Income
Net Income (Loss)	$(2)	$(101)	$10	$(4)		$(97)
Adjusted for:
Mark-to-market fuel hedge adjustments	12	4	—	—		16
Special items - operating	37	(22)	—	—		15
Special items - net non-operating	4	(9)	—	—		(5)
Income tax effect of reconciling items above	(13)	5	—	—		(8)
Adjusted Net Income (Loss)	$38	$(123)	$10	$(4)		$(79)

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Twelve Months Ended December 31, 2023

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$9,526	$2,460	$—	$—		$11,986
Mileage Plan other revenue	648	—	124	—		772
Cargo and other revenue	252	256	(126)	—		382
Total Operating Revenue	10,426	2,716	(2)	—		13,140
Non-fuel operating expense	7,391	2,244	(20)	33	(a)	9,648
Fuel Expense	2,641	766	32	—		3,439
Total Operating Expenses	10,032	3,010	12	33		13,087
Operating Income / (Loss)	394	(294)	(14)	(33)		53
Non-operating Income (expense)	(71)	(34)	12	4	(b)	(89)
Income (Loss) Before Income Tax	323	(328)	(2)	(29)		(36)
Income tax expense / (benefit)	88	(67)	—	(7)	(c)	14
Net Income (Loss)	235	(261)	(2)	(22)		(50)

RPMs (000,000) "traffic"	57,362	16,865				74,227
ASMs (000,000) "capacity"	68,524	20,204				88,728
Load Factor	83.7%	83.5%				83.7%
RASM	15.22 ¢	13.44 ¢				14.81 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$7,391	$2,244	$(20)	$33		$9,648
Less the following components:
Freighter costs	53	—	—	—		53
Special items - operating	443	(38)	—	—		405
Total non-fuel operating expenses, excluding freighter costs and special items	$6,895	$2,282	$(20)	$33		$9,190
CASMex	10.06 ¢	11.29 ¢				10.36 ¢

Adjusted Pretax Income
Income before income tax	$323	$(328)	$(2)	$(29)		$(36)
Adjusted for:
Mark-to-market fuel hedge adjustment	(2)	2	—	—		—
Special items - operating	443	(38)	—	—		405
Special items - net non-operating	18	(29)	—	—		(11)
Adjusted income before income tax	$782	$(393)	$(2)	$(29)		$358

Pretax margin	3.1%	(12.1)%				(0.3)%
Adjusted pretax margin	7.5%	(14.5)%				2.7%

Adjusted Net Income
Net Income (Loss)	$235	$(261)	$(2)	$(22)		$(50)
Adjusted for:
Mark-to-market fuel hedge adjustments	(2)	2	—	—		—
Special items - operating	443	(38)	—	—		405
Special items - net non-operating	18	(29)	—	—		(11)
Income tax effect of reconciling items above	(111)	12	—	—		(111)
Adjusted Net Income (Loss)	$583	$(314)	$(2)	$(22)		$233

ALASKA AIR GROUP
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended September 30, 2024

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
Operating Revenue
Passenger revenue	$2,821	$606	$—	$—		$3,427
Mileage Plan other revenue	171	—	4	—		175
Cargo and other revenue	80	62	(5)	—		137
Total Operating Revenue	3,072	668	(1)	—		3,739
Non-fuel operating expense	2,107	539	(8)	(9)	(a)	2,629
Fuel Expense	624	153	6	—		783
Total Operating Expenses	2,731	692	(2)	(9)		3,412
Operating Income / (Loss)	341	(24)	1	9		327
Non-operating Income (Expense)	(13)	(38)	17	3	(b)	(31)
Income (Loss) Before Income Tax	328	(62)	18	12		296
Income tax expense / (benefit)	92	(3)	—	3	(c)	92
Net Income (Loss)	236	(59)	18	9		204

RPMs (000,000) "traffic"	16,970	4,103				21,073
ASMs (000,000) "capacity"	19,847	4,760				24,607
Load Factor	85.5%	86.2%				85.6%
RASM	15.48 ¢	14.03 ¢				15.19 ¢

	As Reported		Pro Forma
(in millions, except statistical data)	Alaska	Hawaiian	Reclassification and Policy Adjustments	Other		Condensed Combined Pro Forma
CASMex Reconciliation
Non-fuel operating expense	$2,107	$539	$(8)	$(9)		$2,629
Less the following components:
Freighter costs	17	—	—	—		17
Special items - operating	74	3	—	—		77
Total non-fuel operating expenses, excluding freighter costs and special items	$2,016	$536	$(8)	$(9)		$2,535
CASMex	10.16 ¢	11.26 ¢				10.30 ¢

Adjusted Pretax Income
Income before income tax	$328	$(62)	$18	$12		$296
Adjusted for:
Mark-to-market fuel hedge adjustment	(4)	—	—	—		(4)
Special items - operating	74	3	—	—		77
Special items - net non-operating	1	—	—	—		1
Adjusted income before income tax	$399	$(59)	$18	$12		$370

Pretax margin	10.7%	(9.3)%				7.9%
Adjusted pretax margin	13.0%	(8.8)%				9.9%

Adjusted Net Income
Net Income (Loss)	$236	$(59)	$18	$9		$204
Adjusted for:
Mark-to-market fuel hedge adjustments	(4)	—	—	—		(4)
Special items - operating	74	3	—	—		77
Special items - net non-operating	1	—	—	—		1
Income tax effect of reconciling items above	(18)	—	—	—		(18)
Adjusted Net Income (Loss)	$289	$(56)	$18	$9		$260

Notes for the Pro Forma Adjustments
(a)Adjustments to non-fuel operating expense includes impacts of purchase accounting and related depreciation and amortization.
(b)To eliminate the historical amortization of debt fees and discount and to record the impact for interest expense related to the fair value adjustment of debt.
(c)To recognize the income tax impacts of other adjustments.